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                                                                   EXHIBIT 23(a)

Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Rex Stores Corporation's previously filed Registration Statements File Nos. 33-3836, 33-81706, 33-62645, 333-69081,
333-69089, 333-35118 and 333-69690.



                                                        /s/ Arthur Andersen LLP



Cincinnati, Ohio
April 17, 2002